SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2004

Harrodsburg First Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26570	61-1284899
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

104 South Chiles Street Harrodsburg, Kentucky	40330-1620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (859) 734-5452

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On June 10, 2004, Harrodsburg First Financial Bancorp, Inc. (“Harrodsburg”) announced, among other things, that it has received final regulatory approvals to proceed with its strategic alliance with Independence Bancorp (“Independence”). Please refer to Exhibit 99.1, which is attached hereto and is incorporated herein by reference in its entirety.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Joint press release, dated June 10, 2004 announcing, among other things, that Harrodsburg and Independence have received final regulatory approvals to proceed with its strategic alliance.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRODSBURG FIRST FINANCIAL BANCORP, INC.

Date: June 10, 2004
	By:	/s/ Arthur L. Freeman
Arthur L. Freeman
Chairman and Chief Executive Officer

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2550 M Street NW Washington DC 20037 (202) 457-6000 ____________ Facsimile (202) 457-6315

June 10, 2004	Felicia C. Battista (202) 457-5645 fbattista@pattonboggs.com

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, NW

Washington, DC 20549

Re:	Harrodsburg First Financial Bancorp, Inc.

File No. 0-26570

Form 8K

Dear Sir or Madam:

Transmitted herewith for filing, on behalf of the above-referenced corporation, is the corporation’s Form 8-K (Items 5 and 7).

Sincerely,

/s/ Felicia C. Battista
Felicia C. Battista

Enclosures

cc:	The Nasdaq Stock Market - Regulatory Filings (via EDGAR)

Arthur L. Freeman, Chairman and Chief Executive Officer

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